Dejour Enterprises Ltd.

Response to SEC Staff Comments

The following table addresses the Staff’s comments as listed in the SEC Staff’s comment letters dated August 10, 2007 and August 29, 2007 with regards Dejour’s 20-F Annual Report for the year ended December 31, 2006.

Comment Number	Page	Response

1		Page numbers have been added to the document

2

Under the purchase agreement with Titan Uranium (a copy of which has been included as an exhibit to this amendment), all conditions precedent set out in Section 6 were completed at the closing on December 15, 2006. The shareholder’s ratification and TSX-V’s acceptance of the transaction were administrative matters handled post-closing, and were not considered pre-conditions to closing, as disclosed in Section 7 of the agreement. The TSX-V had given “conditional approval” for the agreement in November 2006.

The Company’s auditor reviewed the accounting treatment and concluded that substantial performance of the contract was concluded at closing at December 15, 2006.

3

Under GAAP, the proceeds of disposition should be the fair value of the considerations received. Titan’s common shares closed at C$2.78 when the agreement was closed. However, the common shares of Titan received are subject to a 5-year escrow restriction, with 20% of the total released every year. Additionally, 17.5 million shares represent almost 37% of Titan. Therefore, the Company believed that the fair value of the shares was less than the market value at the time of the closing of the agreement due to these escrow restrictions and liquidity issues.

The Company had BDO Dunwoody perform a valuation of the transaction. The valuation applied a 35% discount to the market price for the 17.5 million Titan shares, or a valuation of about C$1.81 per share for the financial statements. Black Scholes pricing model was used for the pricing of the warrants.

4		Item 15 discussion has been revised to reflect that there were no changes to financial reporting during the period.

5

The most recent Titan financial statements have been included in the amendment. Please note that Titan’s fiscal year ends on August 31, and these statements pre-date Dejour’s agreement with Titan. The unaudited interim period have also been included.

6	60, 68 Exhibits	Copies of the Titan Uranium and Retamco agreements, as well as a list of subsidiaries, have been filed as exhibits to this amendment.

7	Exhibits	The Certifications have been revised.

Engineering Comments

1	24, 32	Property maps have been added.

2	20, 23-33

Additional disclosure regarding the Company’s primary projects has been added. Regarding the Tinsley Project, the Company has, subsequent to the fiscal year end, reorganized its interest in the project. At this time, the Company is completing the formation of a new joint venture project in the area, and the current land position is being assembled with new claims. Therefore, additional disclosure and discussion of the former Tinsley claims would be misleading to the current and anticipated future condition of the project.

3		The referenced information has been deleted from the text.

/s/ Mathew Wong
Mathew Wong, Chief Financial Officer